                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

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                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of November, 2001

                          WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  2001-5
                 (Exact name of the registrant as specified in charter)

                 Delaware                333-57794-01            94-2528990
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)

                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit 99, the Distribution Report for the Month of November, 2001,
attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:

     EXHIBITS:

     A.   Washington Mutual Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  2001-5    , Monthly Distribution Report for November 2001.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 16, 2001

                                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT